JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer Total Return Bond Fund
Julius Baer Global High Yield Bond Fund
Julius Baer Global Equity Fund Inc.

Supplement dated October 18, 2005 to the
Prospectus dated February 27, 2005, as Revised April 1, 2005, April 29, 2005 and July 12, 2005

The performance of the Morgan Stanley Capital InternationalSM Europe Australasia and Far East Index (MSCI(R) EAFE(R) Index) in the Average Annual Total Returns table of Julius Baer International Equity Fund on page 7 of the Prospectus is replaced with the following performance . In accordance with a correction to the date used to calculate the benchmark performance, the MSCI EAFE “Since inception of Class I” performance has been revised.

Average Annual Total Returns (for the periods ended December 31, 2004)

One Year+  Five Years+   Ten Years (or Since Inception) +
MSCI EAFE Index*  20.25% (1.13%)    5.62%
Since inception of Class I**      0.54%

+ The Fund’s average annual total return figures for the one year, five year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund’s average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The benchmark reflects no deduction for fees, expenses or taxes.

** Inception date for Class I shares is November 17, 1999.

The following paragraph is added at the end of the Total Return Bond Fund’s “The Key Risks” on page 11 of the Prospectus:

•
Emerging Market Risk: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

The Investment Minimums table on page 43 of the Prospectus is replaced with the following table.

Investment Minimums
Class A Class I  ♦

Type of Investment Initial Investment Additional Investment  Initial Investment

Regular account $2,500 $1,000 $1,000,000*
Individual Retirement
Account (IRA) $100 No minimum amount $1,000,000*

Tax deferred retirement
plan other than an IRA $500 No minimum amount $1,000,000*

Disciplined asset allocation
platforms** $25,000 No minimum amount $1,000,000*

♦ Certain related accounts may be aggregated at management’s discretion for purposes of meeting the initial minimum investment.

*There is no minimum subsequent investment for Class I shares.

** Disciplined asset allocation platforms are discretionary accounts/programs where investment decisions are made at the firm level.

The fifth and six paragraphs of “Investing in the Funds - - Purchasing Your Shares” on page 42 are replaced with the following:

The International Equity Fund is closed to new shareholders (at the account level). This excludes new 401(k) plans of plan sponsors that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. Existing shareholders, however, may continue to invest, and the Fund will recognize new participants within existing 401(k) plans as qualified to purchase shares of the Fund.

The first and second sentences of the third paragraph of “Redeeming Your Shares - Redemption Fee” on page 50 are replaced with the following:

Due to certain economies involved, each Fund may waive the redemption fee for certain tax advantaged retirement plans or certain disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level and shares acquired by reinvestment of dividends or distributions of the Funds. To qualify for the waiver, the tax-advantaged retirement plan and asset allocation platform must be pre-approved by the Funds’ Adviser and Distributor.